Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Equable Shares Small Cap Fund
(Class I EQSIX)

A Series of Series Portfolios Trust

July 9, 2019

Supplement to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”) dated February 28, 2019

Effective July 15, 2019, shares of the Equable Shares Small Cap Fund (the “Fund”) will be offered for purchase.
Effective as of the close of business on July 17, 2019, the Fund will be closed to all new purchases. The Fund will remain open after July 17, 2019 to automatic reinvestment of dividends and capital gains distributions, as described under the section entitled “Distribution of Fund Shares – Dividends, Distributions and their Taxation” in the Prospectus.
Shares of the Fund are currently not available for new purchases and will remain closed until the above referenced date. The decision and timing for future opening or closing of the Fund will be at the discretion of the Fund’s investment adviser, Teramo Advisors, LLC.
For investor inquiries about the Fund, please call the Fund at (888) 898-2024.

Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for future reference.